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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        September 11, 2001
                                                  ------------------------------

                           BOSTON LIFE SCIENCES, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                      0-6533                87-0277826
 (State or Other Jurisdiction of       (Commission            (IRS Employer
         Incorporation)                File Number)         Identification No.)


               137 Newbury Street, 8th Floor               02116
               Boston, Massachusetts
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              (Address of principal executive offices)   (Zip Code)



Registrant's telephone number:                 (617) 425-0200
                              --------------------------------------------------
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Item 5.      Other Events
             ------------

         On September 26, 1991, Boston Life Sciences, Inc. (then, Greenwich Pharmaceuticals Incorporated), a Delaware corporation (the "Company") entered into a Rights Agreement (as amended, the "1991 Rights Agreement") with Pittsburgh National Bank, as Rights Agent, and declared a dividend of one preferred stock purchase right for each outstanding share of common stock of the Company at the close of business on October 7, 1991, and for each share of common stock issued after October 7, 1991 and on or prior to the earlier of the Distribution Date (as defined in the 1991 Rights Agreement) or September 26, 2001. The 1991 Rights Agreement expires by its terms on September 26, 2001.

         In anticipation of the expiration of the 1991 Rights Agreement, on September 11, 2001, the Company entered into a new Rights Agreement (the "2001 Rights Agreement") with Continental Stock Transfer & Trust Company, as Rights Agent, and declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of common stock of the Company at the close of business on September 13, 2001, and for each share of common stock issued after September 13, 2001, and on or prior to the earlier of the Distribution Date (as defined in the 2001 Rights Agreement) or September 11, 2011. The terms of the Rights are set forth in the 2001 Rights Agreement, a copy of which is included as an exhibit to this report and incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits:
      --------

      4.1. Rights Agreement dated as of September 11, 2001 ("Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.

      4.2. Form of Certificate of Designation with respect to the Series D Preferred Stock, par value $.01 per share, of the Company (filed as Exhibit A to the Rights Agreement).

      4.3. Form of Rights Certificate (filed as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).

      4.4.   Summary of Rights (filed as Exhibit C to the Rights Agreement).

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BOSTON LIFE SCIENCES, INC.


Date: September 13, 2001                  By: /s/ S. David Hillson
                                              ------------------------------
                                              S. David Hillson
                                              Chairman, President and
                                                Chief Executive Officer
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                                 EXHIBIT INDEX


         The following designated exhibits are incorporated by reference or filed with this report, as indicated:


4.1. Rights Agreement dated as of September 11, 2001 ("Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent.*

4.2. Form of Certificate of Designation with respect to the Series D Preferred Stock, par value $.01 per share, of the Company (filed as Exhibit A to the Rights Agreement).*

4.3. Form of Rights Certificate (filed as Exhibit B to the Rights Agreement). Pursuant to the Rights Agreement, printed Rights Certificates will not be mailed until the Distribution Date (as defined in the Rights Agreement).*

4.4.     Summary of Rights (filed as Exhibit C to the Rights Agreement).*




* Incorporated by reference to the Company's Form 8-A/A filed on September 13, 2001.